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                                                                   EXHIBIT 10.19

                               FIRST AMENDMENT TO
              SECURITIES PURCHASE AGREEMENT AND SECURITY AGREEMENT

     This First Amendment to Securities Purchase Agreement and Security Agreement (this "Amendment") is dated as of the ___ day of August, 2001 and is
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by and among DVI, INC., a Delaware corporation (the "Company"), DVI FINANCIAL
                                                     --------
SERVICES INC., a Delaware corporation ("Financial"), and DEEPHAVEN/JE MATTHEW I,
                                        ----------
LLC, a Minnesota limited liability company ("Buyer").
                                             ------

                              W I T N E S S E T H:

     WHEREAS, the Company and Buyer are parties to that certain Securities Purchase Agreement, dated as of June 29, 2001 (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, the

"Purchase Agreement") pursuant to which it purchased a $12,000,000 9.5% Asset-
--------------------
Backed Exchangeable Term Note (the "Note") from the Company; and
                                    -----

     WHEREAS, in connection with the Purchase Agreement and as security for the Note, Financial and Buyer entered into that certain Security Agreement, dated as of June 29, 2001 (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, the "Security Agreement") pursuant
                                                   -------------------
to which Financial granted Buyer a security interest in certain of its assets as described therein; and

     WHEREAS, the Company and Financial have requested that Buyer amend the Purchase Agreement and the Security Agreement in certain respects (including, but not limited to reducing the required Collateral Value (as defined in the Security Agreement)), as more fully set forth herein, and Buyer is agreeable to such request, upon such terms and conditions set forth herein (including, but not limited to the issuance and delivery of the August 2001 Warrant (as hereinafter defined));

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.  Definitions.  Capitalized terms used in this Amendment and not
         -----------
otherwise defined herein are used with the meanings given such terms in the Purchase Agreement.

     2.  Amendment of the Security Agreement.
         -----------------------------------

         (a) Section 5(a) of the Security Agreement is hereby amended and restated as follows:

               "Section 5. Maintenance of Collateral. (a) The Grantor shall at
                           -------------------------
         all times maintain a Collateral Value equal to not less than 225% of the Outstanding Secured Note, plus, after the occurrence and during the continuance of a Cash Collateral Event, the Cash Collateral
         Reserve."
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         (b)   The definition of "Contract Schedule" set forth in Section 20 of the Security Agreement is hereby amended by deleting subsection (x) regarding the discounted principal balance of the Contract.

     3.  Amendment of the Purchase Agreement.
         -----------------------------------

         (a) The terms "Amendment", "Primary Registration Statement" and "Resale Registration Statement" shall be deleted from the glossary of the Purchase Agreement.

         (b) Section 4.2 of the Purchase Agreement is hereby amended and restated as follows:

         "Section 4.2   Registration Statement.

            (a) The Company shall, as soon as practicable, but in no event later than 60 days after the date of issuance of the Note (the "Issuance Date") file with the SEC a registration statement ("Registration Statement") for resale to Buyer of Exchange Shares and the Warrant Shares in an amount equal to 19.99% of the outstanding share of Common Stock or such lesser amount equal to the maximum number of Exchange Shares and Warrant Shares which the Company is permitted to register under the rules, regulations and interpretations of the SEC as in effect from time to time. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable. The Company shall use its best efforts to file post-effective amendments and amended or supplemented prospectuses to or with the Registration Statement from time to time so that the latest available prospectus will continue to meet the requirements of Section 10 of the 1933 Act until the earlier of (i) the date as of which all of the Exchange Shares and Warrant Shares that may be issued may be sold without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) all the Exchange Shares and Warrant Shares that may be issued are sold and (B) none of the Note or any Warrants are outstanding.

            (b) The Company shall permit Buyer or its assigns to review and comment upon the Registration Statement and all other amendments and supplements to the Registration Statement or at least seven days prior to their filing with the SEC."

     4.  August 2001 Warrant.  In consideration of Buyer amending the Security
         -------------------
Agreement as aforesaid, the Company shall issue a Warrant to Buyer identical to Exhibit A attached hereto (the "August 2001 Warrant"). The August 2001 Warrant
                                --------------------
shall be deemed to be a Warrant under the Purchase Agreement and all shares of Common Stock purchased pursuant to the August 2001 Warrant shall be deemed to be Warrant Shares under the Purchase Agreement.

     5.  Conditions.  This Amendment shall become effective on the date on
         ----------
which the following conditions precedent have been satisfied or waived in writing:

         (a) The Company, Financial and Buyer shall have each executed and delivered this Amendment to each other; and

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         (b)   Buyer receives the August 2001 Warrant from the Company.

         (c) Buyer receives certified resolutions of the board of directors of the Company and Financial authorizing the issuance and delivery of this Amendment and the August 2001 Warrant.

     6.  Representations and Warranties.  To induce Buyer to enter into this
         ------------------------------
Amendment, the Company and Financial hereby represent and warrant to Buyer that:

         (a) Since June 29, 2001, there has been no development or event, which has had or could reasonably be expected to have a material adverse effect on the business, properties, assets, operations, results of operation, or financial condition of the Company and its Subsidiaries, taken as a whole.

         (b) The Company and Financial each have the corporate power and authority, and the legal right, to make and deliver this Amendment, and with respect to the Company, the August 2001 Warrant, and to perform all of their respective obligations under the Security Agreement and the Purchase Agreement, as amended by this Amendment, and each have taken all necessary corporate action to authorize the execution and delivery of this Amendment, and with respect to the Company, the August 2001 Warrant, and the performance of the Security Agreement and the Purchase Agreement, as so amended.

         (c) When executed and delivered, this Amendment and the Security Agreement and the Purchase Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the Company and Financial, enforceable against them, in accordance with their terms, except as such enforceability may be limited by general principals of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         (d) The representations and warranties made by the Company in the Purchase Agreement and the representations and warranties made by Financial in the Security Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, other than those that relate to an earlier or specific date. The Buyer Indemnified Parties shall be entitled to all rights to indemnification contained in Article VIII of the Purchase Agreement with respect to breaches of any representations or warranties made by the Company or Financial in this Amendment notwithstanding the fact that such representations and warranties will be made after the Closing Date; provided, however, nothing contained herein shall require the Company to remake any representation or warranty contained in the Purchase Agreement after the later of (i) the date of this Amendment or (ii) the date of the issuance and delivery of the August 2001 Warrant.

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     7.  Reaffirmation and Confirmation of Security Interests.  Financial hereby
         ----------------------------------------------------
confirms to Buyer that Financial has granted to Buyer a security interest in or lien upon the assets described in the Contract Schedule (as defined in the Security Agreement) to the Security Agreement, to secure the Secured Obligations (as defined in the Security Agreement). Financial hereby reaffirms its grant of such security interest and lien to Buyer for such purpose in all respects.

     8.  Miscellaneous.
         -------------

         (a) The Company hereby agrees to pay all of Buyer's costs and expenses, including, without limitation, attorneys' fees, related to this Amendment.

         (b) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

         (c) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (d) Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

         (e) From and after the date of execution of this Amendment, any reference to the Purchase Agreement or Security Agreement contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

         (f) Except as expressly set forth herein, nothing in this Amendment is intended to or shall be deemed to have amended the Purchase Agreement or the Security Agreement, which are hereby reaffirmed in all respects. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Purchase Agreement or the Security Agreement. The Purchase Agreement and the Security Agreement, as amended hereby remain in full force and effect and are hereby reaffirmed in all respects.

      [Balance of page intentionally left blank; signature page follows.]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                        DVI, INC.


                                        By: __________________________________
                                        Its:__________________________________

                                        DVI FINANCIAL SERVICES INC.


                                        By: __________________________________
                                        Its:__________________________________


                                        DEEPHAVEN/JE MATTHEW I, LLC

                                        By: ______________________________
                                            John Fern, President

                                        By: ______________________________
                                            Bruce Lieberman, Chief Manager

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